BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

040103

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number 20150398392-72
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/04/2015 1:40 PM
	Entity Number E0424602015-5

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: FUNDTHATCOMPANY

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: STATE AGENT AND TRANSFER SYNDICATE, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 75000000 | Par value per share: $ 0.001 | Number of shares without par value: 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) CHAYUT ARDWICHAL
Name
112 NORTH CURRY STREET | CARSON CITY | NV | 89703-4934
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

K OSBORN FOR STATE AGENT AND -SEE AT | X K OSBORN FOR STATE AGENT AND TRANSFER SYND
Name | Incorporator Signature
112 NORTH CURRY STREET | CARSON CITY | NV | 89703-4934
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X STATE AGENT AND TRANSFER SYNDICATE, INC. | 9/4/2015
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity | Date

This form must be accompanied by appropriate fees.

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)
CONTINUED
Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	**FUNDTHATCOMPANY**

FOREIGN NAME TRANSLATION:	**Not Applicable**

PURPOSE:	**ANY LEGAL PURPOSE**

REGISTERED AGENT NAME:	**STATE AGENT AND TRANSFER SYNDICATE, INC.**
STREET ADDRESS:	**Not Applicable**
MAILING ADDRESS:	**Not Applicable**

ADDITIONAL	Incorporators
Name: K OSBORN FOR STATE AGENT AND TRANSFER SYNDICATE, INC.	
Address: 112 NORTH CURRY STREET	
City: CARSON CITY	
State: NV	
Zip Code: 89703-4934	

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, BARBARA K. CEGAVSKE, the duly elected and qualified Nevada Secretary of State, do hereby certify that **FUNDTHATCOMPANY**, did on September 4, 2015, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 4, 2015.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20150904-1112
You may verify this certificate online at **http://www.nvsos.gov/**

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

September 4, 2015

Job Number: C20150904-1112
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20150398392-72	Articles of Incorporation	3 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20150904-1112
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138